Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, John Rettig, Chief Financial Officer of BILL Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Annual Report on Form 10-K/A of the Company for the fiscal quarter ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date:	May 25, 2023

BILL Holdings, Inc.

/s/ John Rettig
John Rettig
Chief Financial Officer and Executive Vice President, Finance and Operations
(Principal Financial Officer)